UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2009

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Wiley Post Way, Suite 120, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

(801) 355-6255

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed by World Heart Corporation (“World Heart”), on November 13, 2009, World Heart and its wholly owned subsidiary World Heart, Inc. (together referred to as the “Company”) and LaunchPoint Technologies, Inc. (“LaunchPoint”) entered into an Amendment Agreement amending the existing Assignment Agreement that the Company and LaunchPoint entered into in September 2008. Under the Amendment Agreement, the Company was required to issue to LaunchPoint a convertible promissory note (the “LaunchPoint Note”) within 30 days of the effective date of the Amendment Agreement.  The Company has issued the LaunchPoint Note on December 2, 2009.  The LaunchPoint Note is in the principal amount of $1,000,000, with interest at 4.5% per annum, maturing five years from December 2, 2009 (the “Issuance Date”). Twenty percent of the principal amount of the LaunchPoint Note, together with accrued interest, will be converted into restricted shares of World Heart’s common stock, on each anniversary of the Issuance Date for five years.  LaunchPoint’s right of resale for each annual issuance of restricted shares will be limited to no more than one-twelfth of such shares in each of the next 12 months with the restrictions lifted after 12 months. The stock price used for determining the conversion rate will be the publicly traded weighted average closing price of World Heart’s common stock for 60 trading days preceding the relevant anniversary date. The Company will have the right to repurchase in cash, at any time prior to the second anniversary of the Amendment Date, any outstanding balance, of the LaunchPoint Note at a 15% discount.

The foregoing description is qualified in its entirety by reference to the LaunchPoint Note, which will be filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2009.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 3.02.

The issuance of the LaunchPoint Note, and the shares issuable upon conversion thereof, will be exempt from registration pursuant to the exemption for transactions by an issuer not involving a public offering under Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2009

WORLD HEART CORPORATION

	By:	/s/ Morgan R. Brown
	Name:	Morgan R. Brown
	Title:	Executive Vice President and Chief Financial Officer